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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 19, 1996
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                        CASE RECEIVABLES II INC.
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         (Exact Name of Registrant as Specified in its Charter)



                                Delaware
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             (State or Other Jurisdiction of Incorporation)


            33-99298                                  76-0439709
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     (Commission File Number)            (I.R.S. Employer Identification No.)


    233 Lake Street, Racine, Wisconsin                          53403
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(Address of Principal Executive Offices)                      (Zip Code)


                             (414) 636-6011
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          (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)


                                                             Page 1 of _____.
                                         Index to Exhibits appears at page 4.

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Item 5.    Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.      Document Description
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4.1   Indenture between Case Equipment Loan Trust 1996-B (the "Trust") and
      Harris Trust and Savings Bank (the "Indenture Trustee"), dated as of September 1, 1996.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and Chase Manhattan Bank Delaware (the "Trustee"), dated as of September 1, 1996.

4.3 Sale and Servicing Agreement between CRC, Case Credit Corporation and the Trust, dated as of September 1, 1996.

4.4 The Purchase Agreement between Case Credit Corporation and CRC, dated as of September 1, 1996.

4.5 The Administration Agreement among the Trust and Case Credit Corporation, dated as of September 1, 1996.

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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CASE RECEIVABLES II INC.
                                       (Registrant)


Dated:  September 19, 1996             By:   /s/ Robert A. Wegner
                                          ---------------------------
                                            Robert A. Wegner
                                            Vice President

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                           INDEX TO EXHIBITS

Exhibit    Sequential
  No.      Document Description                                     Page No.
-------    --------------------                                     --------

4.1   Indenture between Case Equipment Loan Trust 1996-B (the          5
      "Trust") and Harris Trust and Savings Bank (the
      "Indenture Trustee"), dated as of September 1, 1996.

4.2   Trust Agreement between Case Receivables II Inc. ("CRC")       105
      and Chase Manhattan Bank Delaware (the "Trustee"), dated as of September 1, 1996.

4.3   Sale and Servicing Agreement between CRC, Case Credit          155
      Corporation and the Trust, dated as of September 1, 1996.

4.4   The Purchase Agreement between Case Credit Corporation         256
      and CRC, dated as of September 1, 1996.

4.5   The Administration Agreement among the Trust and Case          288
      Credit Corporation, dated as of September 1, 1996.